EX-99.906CERT

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Randolph Takian, Trustee, Chief Executive Officer and President of the Avenue Income Credit Strategies Fund (the “Fund”) certify that:

1.                                       This Form N-CSR for the Fund (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date:	July 1, 2011

By:	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Robert Ollwerther, Treasurer and Chief Financial Officer of the Avenue Income Credit Strategies Fund (the “Fund”) certify that:

1.                                       This Form N-CSR for the Fund (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date:	July 1, 2011

By:	/s/ Robert Ollwerther
Robert Ollwerther
Treasurer and Chief Financial Officer (Principal Financial Officer)